                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

                                ______________

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   May 25, 2001
                                                   ------------

                          NEW CENTURY COMPANIES, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

          Delaware                    0-7722                061034587
--------------------------------------------------------------------------------
 (State of Other Jurisdiction       (Commission           (IRS Employer
      of Incorporation)             File Number)       Identification No.)

                9515 Sorensen Avenue Santa Fe Springs, CA 90670
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)


Registrant's telephone number, including area code    (562) 906-8455
                                                      __________________________

                           INTERNETMERCADO.COM, INC.
--------------------------------------------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statement, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired.
     The financial statements are for the acquisition of New Century Remanufacturing, Inc., by the Registrant pursuant to an Agreement and Plan of Merger, dated as of May 25, 2001.

[Insert the auditors reports; the financial statements; notes to the financial statement; notes to pro forma financial statements]]


                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                                        CONTENTS
                                                               December 31, 2000
--------------------------------------------------------------------------------

                                                     Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS         3

FINANCIAL STATEMENTS

  Balance Sheet                                        4 - 5

  Statements of Operations                                 6

  Statements of Shareholders' Equity                       7

  Statements of Cash Flows                             8 - 9

  Notes to Financial Statements                      10 - 18

  Proforma Financial Statements                           19


              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors
New Century Remanufacturing, Inc.
(a wholly owned subsidiary of New Century Companies, Inc.)

We have audited the accompanying balance sheet of New Century Remanufacturing, Inc. (a wholly owned subsidiary of New Century Companies, Inc.) as of December 31, 2000, and the related statements of operations, shareholders' equity, and cash flows for each of the two years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New Century Remanufacturing, Inc. (a wholly owned subsidiary of New Century Companies, Inc.) as of December 31, 2000, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's current liabilities exceeds its current assets. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Santa Ana, California
January 25, 2001, except for
 Note 5 and Notes 2 and 7,
 as to which the dates are
 March 9, 2001 and July
 30, 2001, respectively

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                                   BALANCE SHEET
                                                               December 31, 2000

================================================================================


                                     ASSETS

Current assets
  Cash                                                                $  230,945
  Contracts receivable                                                   259,000
  Inventory                                                              689,839
  Costs and estimated earnings on contracts in
     progress in excess of billings                                       92,140
  Prepaid expenses and other current assets                               27,932
                                                                      ----------

       Total current assets                                            1,299,856

Property and equipment, net                                              885,639
Loans to shareholders                                                    358,324
Deposits                                                                   9,177
                                                                      ----------

            Total assets                                              $2,552,996
                                                                      ==========

  The accompanying notes are an integral part of these financial statements.

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                                   BALANCE SHEET
                                                               December 31, 2000

================================================================================

                     LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  Current portion of notes payable                                    $  261,722
  Current portion of capital lease obligations                            30,580
  Accounts payable                                                       877,719
  Accrued expenses                                                        84,512
  Billings in excess of costs and estimated earnings on
     contracts in progress                                               849,805
                                                                      ----------

       Total current liabilities                                       2,104,338

Notes payable, net of current portion                                    162,125
Capital lease obligations, net of current portion                         68,028
                                                                      ----------

          Total liabilities                                            2,334,491
                                                                      ----------

Commitments

Shareholders' equity
  Common stock, $1 par value
     1,000,000 shares authorized
     18,000 shares issued and outstanding                                 18,000
  Additional paid-in capital                                              72,000
  Retained earnings                                                      128,505
                                                                      ----------

       Total shareholders' equity                                        218,505
                                                                      ----------

            Total liabilities and shareholders' equity                $2,552,996
                                                                      ==========

  The accompanying notes are an integral part of these financial statements.

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                        STATEMENTS OF OPERATIONS
                                                For the Years Ended December 31,

================================================================================

                                                           2000         1999
                                                        ----------   ----------

Net sales                                               $7,432,400   $5,737,349

Cost of sales                                            6,951,107    4,942,404
                                                        ----------   ----------

Gross profit                                               481,293      794,945

Operating expenses                                         819,350      794,039
                                                        ----------   ----------

Income (loss) from operations                             (338,057)         906
                                                        ----------   ----------

Other income (expense)
  Interest expense                                         (67,839)     (49,783)
  Interest income                                           11,621            -
                                                        ----------   ----------

     Total other income (expense)                          (56,218)     (49,783)
                                                        ----------   ----------

Loss before provision for income taxes                    (394,275)     (48,877)

Provision for income taxes                                     800          800
                                                        ----------   ----------

Net loss                                                $ (395,075)  $  (49,677)
                                                        ==========   ==========

Basic and diluted loss per share                        $   (21.95)  $    (2.76)
                                                        ==========   ==========

Weighted-average shares outstanding                         18,000       18,000
                                                        ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                              STATEMENTS OF SHAREHOLDERS' EQUITY
                                                For the Years Ended December 31,

================================================================================

                                              Additional
                          Common Stock         Paid-in     Retained
                      ---------------------
                        Shares      Amount     Capital     Earnings     Total
                      -----------  --------   ----------  ----------  ---------
Balance, December
 31, 1998                  18,000  $ 18,000   $   72,000  $ 573,257   $ 663,257

Net loss                                                    (49,677)    (49,677)
                      -----------  --------   ----------  ----------  ---------

Balance, December
 31, 1999                  18,000    18,000       72,000    523,580     613,580

Net loss                                                   (395,075)   (395,075)
                      -----------  --------   ----------  ----------  ---------

Balance, December
 31, 2000                  18,000  $ 18,000   $   72,000  $ 128,505   $ 218,505
                      ===========  ========   ==========  =========   =========


  The accompanying notes are an integral part of these financial statements.

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                        STATEMENTS OF CASH FLOWS
                                                For the Years Ended December 31,

--------------------------------------------------------------------------------

                                                                2000         1999
                                                              ---------   -----------
Cash flows from operating activities
 Net loss                                                     $(395,075)  $   (49,677)
 Adjustments to reconcile net loss to net cash
  provided by (used in) operating activities
   Depreciation and amortization                                129,500        42,570
   Interest income                                              (11,621)            -
   Inventory reserves for obsolescence                          (50,000)       50,000
   (Increase) decrease in
     Contracts receivable                                      (156,500)      549,245
     Inventory                                                  590,348    (1,200,846)
     Costs and estimated earnings on contracts in
       progress in excess of billings                            43,806      (113,614)
     Prepaid expenses and other current assets                  (16,001)        6,469
   Increase (decrease) in
     Accounts payable                                          (182,482)      521,331
     Accrued expenses                                           (68,224)     (111,106)
     Billings in excess of costs and estimated earnings on
       contracts in progress                                    676,548       173,257
                                                              ---------   -----------

Net cash provided by (used in) operating activities             560,299      (132,371)
                                                              ---------   -----------

Cash flows from investing activities
 Purchase of property and equipment                             (34,042)      (79,005)
 Loans to shareholders                                         (251,824)     (106,500)
                                                              ---------   -----------

Net cash used in investing activities                          (285,866)     (185,505)
                                                              ---------   -----------

Cash flows from financing activities
 Net proceeds from line of credit                                     -       100,000
 Proceeds from note payable                                           -       250,000
 Principal payments on note payable                            (116,208)       (6,944)
 Principal payments on capital lease obligations                (26,358)      (15,060)
                                                              ---------   -----------

Net cash provided by (used in) financing activities            (142,566)      327,996
                                                              ---------   -----------

Net increase in cash                                            131,867        10,120

Cash, beginning of year                                          99,078        88,958
                                                              ---------   -----------

Cash, end of year                                             $ 230,945   $    99,078
                                                              =========   ===========

   The accompanying notes are an integral part of these finacial statements.

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                        STATEMENTS OF CASH FLOWS
                                                For the Years Ended December 31,

--------------------------------------------------------------------------------

                                                      2000     1999
                                                     -------  -------
Supplemental disclosures of cash flow information

 Interest paid                                       $67,839  $49,783
                                                     =======  =======

 Income taxes paid                                   $   800  $ 5,669
                                                     =======  =======


Supplemental schedule of non-cash investing and financing activities
During the years ended December 31, 2000 and 1999, the Company acquired $88,000 and $40,200, respectively, of property and equipment under capital lease obligations.

During the year ended December 31, 2000, the Company transferred $730,710 of inventory to property and equipment.

   The accompanying notes are an integral part of these finacial statements.

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 2000

--------------------------------------------------------------------------------

NOTE 1 - NATURE OF BUSINESS

     New Century Remanufacturing, Inc. (the "Company"), a California corporation, was incorporated March 1996 and is located in Southern California. The Company provides after-market services, including rebuilding, retrofitting, and remanufacturing of metal cutting machinery. Once completed, a remanufactured machine is "like new" with state-of-the-art computers, and the cost to the Company's customers is approximately 40% to 50% of that of a new machine.

     The Company currently sells its services by direct sales and through a network of machinery dealers across the United States. Its customers are generally medium- to large-sized manufacturing companies in various industries where metal cutting is an integral part of their businesses.
     The Company grants credit to its customers who are predominately located in the western United States.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Going Concern
     -------------
     The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 2000, the Company had historically high levels of inventory, its current liabilities exceeded its current assets, and it is not in compliance with loan terms, which caused the Company liquidity issues. In response to these problems, management has taken the following actions:

     .  The Company continues its aggressive program for selling inventory.

     . The Company continues to implement plans to further reduce operating costs.

     .  The Company merged with a public company in May 2001 (see Note 7).

     .  The Company is seeking investment capital through the public markets.

     . The Company has secured approximately $5,168,000 worth of new orders from January 2001 through July 2001.

     The financial statements do not include any adjustments that might be necessary should the Company be unable to implement any or all of these plans.

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 2000

--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Method of Accounting for Long-Term Contracts
     --------------------------------------------
     The accompanying financial statements have been prepared using the percentage-of-completion method of accounting and, therefore, take into account the cost, estimated earnings, and revenue to date on fixed-fee contracts not yet completed. This method is used because management considers total cost to be the best available measure of progress on the contracts. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

     The amount of revenue recognized at the statement date is the portion of the total contract price that the cost expended to date bears to the anticipated final cost, based on current estimates of cost to complete. It is not related to the progress billings to customers. Contract costs include all materials, direct labor, machinery, subcontract costs, and allocations of indirect overhead.

     Because long-term contracts extend over one or more years, changes in job performance, changes in job conditions, and revisions of estimates of cost and earnings during the course of the work are reflected in the accounting period in which the facts that require the revision become known. At the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss is recognized in the financial statements.

     Contracts that are substantially complete are considered closed for financial statement purposes. Revenue earned on contracts in progress in excess of billings (underbillings) is classified as a current asset. Amounts billed in excess of revenue earned (overbillings) are classified as a current liability.

     Comprehensive Income
     --------------------
     The Company utilizes Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities. Comprehensive income is not presented in the Company's financial statements since the Company did not have any of the items of comprehensive income in any period presented.

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 2000

--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Inventory
     ---------
     Inventory is comprised primarily of work in process and is valued at the lower of cost (first-in, first-out method) or market. Cost components include material, direct labor, machinery, subcontracts, and allocations of indirect overhead.

     Property and Equipment
     ----------------------
     Property and equipment are stated at cost. The Company provides for depreciation and amortization using the straight-line method over the estimated useful lives of the various classes of property and equipment as follows:

          Machinery and equipment             5 years
          Computer equipment                  5 years
          Capital lease equipment             5 years
          Leasehold improvements              5 years

     Maintenance and repair costs are expensed as they are incurred while renewals and improvements of a significant nature are capitalized. At the time of retirement or disposal of property and equipment, the cost and related accumulated depreciation or amortization are removed from the accounts, and any resulting gain or loss is reflected in the results of operations.

     Fair Value of Financial Instruments
     -----------------------------------
     The Company measures financial assets and liabilities in accordance with generally accepted accounting principles. For the Company's financial instruments, including cash, contracts receivable, accounts payable, and accrued expenses, the carrying amounts approximate fair value due to their short maturities. The amounts shown for notes payable and capital lease obligations also approximate fair value because current interest rates offered to the Company for debt of similar maturities are substantially the same.

     Advertising
     -----------
     Advertising expenses are charged to expense as incurred. For the year ended December 31, 2000 and 1999, total advertising expense was $204,832 and $340,075, respectively.

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 2000

--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Income Taxes
     ------------
     The Company's shareholders have elected "S" corporation status for income tax purposes, which provides that, in lieu of corporate income taxes, the shareholders separately account for the Company's items of income, deductions, losses, and credits. The provision for income taxes in the accompanying statements of operations represents the state franchise tax applied to "S" corporations at a tax rate of the lesser of $800 or 1.5% of taxable income.

     Estimates
     ---------
     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Concentrations of Risk
     ----------------------
     Financial instruments which potentially subject the Company to concentrations of credit risk consist of cash and contracts receivable. The Company places its cash with high credit, quality financial institutions. At times, such cash may be in excess of the Federal Deposit Insurance Corporation insurance limit of $100,000. At December 31, 2000, the uninsured portions held at the financial institutions aggregated to $281,792. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash. With respect to contracts receivable, the Company routinely assesses the financial strength of its customers and, as a consequence, believes that the receivable credit risk exposure is limited.

     Major Customers
     ---------------
     During the year ended December 31, 1999, the Company conducted business with two customers whose sales comprised 18% and 11% of net sales. As of December 31, 2000, five customers accounted for 26%, 23%, 16%, 15%, and 12% of total contracts receivable.

     Major Suppliers
     ---------------
     During the years ended December 31, 2000 and 1999, the Company conducted business with one supplier who accounted for 22% and 27% of total purchases, respectively. As of December 31, 2000, one supplier accounted for 29% of total accounts payable.

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 2000

--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Recently Issued Accounting Pronouncements
     -----------------------------------------
     In December 1999, the Securities and Exchange Commission staff released Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," to provide guidance on the recognition, presentation, and disclosure of revenue in financial statements. Changes in accounting to apply the guidance in SAB No. 101 may be accounted for as a change in accounting principle effective January 1, 2000. Management has not yet determined the complete impact of SAB No. 101 on the Company; however, management does not expect that application of SAB No. 101 will have a material effect on the Company's revenue recognition and results of operations.

     In March 2000, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation," (an Interpretation of Accounting Principles Bulletin Opinion No. 25 ("APB 25")) ("FIN 44"). FIN 44 provides guidance on the application of APB 25, particularly as it relates to options. The effective date of FIN 44 is July 1, 2000, and the Company has adopted FIN 44 as of that date.

     In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Instruments and Certain Hedging Activities." This statement is not applicable to the Company.

     In June 2000, the FASB issued SFAS No. 139, "Rescission of FASB Statement No. 53 and Amendments to Statements No. 63, 89, and 121." This statement is not applicable to the Company.

     In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125." This statement is not applicable to the Company.

     In July 2001, the FASB issued SFAS No. 141, "Business Combinations." This statement addresses financial accounting and reporting for business combinations and supersedes Accounting Principles Bulletin ("APB") Opinion No. 16, "Business Combinations," and SFAS No. 38, "Accounting for Pre-Acquisition Contingencies of Purchased Enterprises." All business combinations in the scope of this statement are to be accounted for using one method, the purchase method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. Use of the pooling-of-interests method for those business combinations is prohibited. This statement also applies to all business combinations accounted for using the purchase method for which the date of acquisition is July 1, 2001 or later.

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 2000

--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Recently Issued Accounting Pronouncements (Continued)
     -----------------------------------------
     In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, "Intangible Assets." It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. It is effective for fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements have not been issued previously.


NOTE 3 - PROPERTY AND EQUIPMENT

     Property and equipment at December 31, 2000 consisted of the following:

          Machinery and equipment                           $  793,669
          Computer equipment                                    22,465
          Capital lease equipment                              211,312
          Leasehold improvements                               106,107
                                                            ----------

                                                             1,133,553
          Less accumulated depreciation and amortization       247,914
                                                            ----------

            Total                                           $  885,639
                                                            ==========

     For the years ended December 31, 2000 and 1999, depreciation and amortization expense amounted to $129,500 and $42,570, respectively. Included in accumulated depreciation is $63,369 for capital lease equipment at December 31, 2000.

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 2000

--------------------------------------------------------------------------------

NOTE 4 - LOANS TO SHAREHOLDERS

     As of December 31, 2000, the Company had loans to its shareholders for $358,324, which bear interest at 5% per annum. There is not a specified maturity date, and it is the Company's and shareholders' intention not to reduce the balance before December 31, 2001. For the years ended December 31, 2000 and 1999, total interest income for loans to shareholders was $11,621 and $0, respectively, which is accrued and included in prepaid expenses and other current assets on the accompanying balance sheet.


NOTE 5 - NOTES PAYABLE

     Notes payable at December 31, 2000 consisted of the following:

          Note payable - converted from line of credit, secured by all of the
            Company's assets and personal guarantees of the shareholders.
            Payable monthly at $8,500, plus interest at the Citibank, N.A.'s base rate (9.5% at December 31, 2000), plus 1%.  Debt matured in February 2001, but was subsequently extended to February
            2002.                                                                 $  264,124

          Note payable - secured by all of the Company's assets and personal guarantees of the shareholders.  Payable monthly at $6,944, plus interest at the Citibank, N.A.'s base rate, plus 1.25%.  Debt matures in December 2002.  The Company must maintain certain financial covenants of which the Company was not in
            compliance at December 31, 2000.                                         159,723
                                                                                  ----------

                                                                                     423,847
          Less current portion                                                       261,722
                                                                                  ----------

               Long-term portion                                                  $  162,125
                                                                                  ==========

     Future minimum payments of notes payable at December 31, 2000 were as follows:

          Year Ending
          December 31,
          ------------
             2001                                                                 $  261,722
             2002                                                                    162,125
                                                                                  ----------

                Total                                                             $  423,847
                                                                                  ==========

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 2000

--------------------------------------------------------------------------------

NOTE 6 - COMMITMENTS

     The Company leases equipment under an operating lease requiring minimum monthly payments of $273 per month through August 2005. For the year ended December 31, 2000 and 1999, total equipment rent expense was $3,277 and 4,236, respectively.

     The Company leases a truck under an operating lease requiring minimum monthly payments of $538 per month through July 2005. For the years ended December 31, 2000 and 1999, truck lease expense was $2,690 and $0, respectively.

     The Company leases office and factory space under an operating lease requiring minimum monthly payments of $6,800 through August 2003. The agreement calls for annual increases. For the years ended December 31, 2000 and 1999, rent expense was $79,200 and $75,279, respectively.

     The Company also leases equipment under capital lease obligations that expire through May 2004. Monthly payments of $4,429 are due, including interest at rates ranging from 16% to 31%.

     Future minimum lease payments under operating and capital lease agreements at December 31, 2000 were as follows:

          Year Ending                         Operating     Capital
          December 31,                         Leases        Leases
          ------------                       -----------   ---------

              2001                           $    92,137   $  53,144
              2002                                93,737      53,144
              2003                                65,737      25,544
              2004                                 9,737       4,894
              2005                                 4,596           -
                                             -----------   ---------

                                             $   265,944     136,726
                                             ===========
          Less amount representing interest                   38,118

                                                              98,608
          Less current portion                                30,580
                                                           ---------

            Long-term portion                              $  68,028
                                                           =========

     Interest expense related to capital lease obligations for the years ended December 31, 2000 and 1999 was $19,062 and $3,617, respectively.

                                               NEW CENTURY REMANUFACTURING, INC.
                                                   (A WHOLLY OWNED SUBSIDIARY OF
                                                    NEW CENTURY COMPANIES, INC.)
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 2000

--------------------------------------------------------------------------------

NOTE 7 - SUBSEQUENT EVENTS

     Merger with InternetMercado.com, Inc.
     -------------------------------------
     On May 25, 2001, the Company entered into a merger agreement (the "Agreement") in which the Company was merged with InternetMercado.com, Inc. ("InternetMercado"). In accordance with the terms of the Agreement, the following conversions occurred:

     . Each issued and outstanding share of common stock of the new entity's newly formed, wholly owned subsidiary was converted into one share of the Company's common stock.

     . Each share of the Company's common stock was converted into shares of InternetMercado's common stock, par value $0.10 per share (the "InternetMercado Shares") at the rate of 833.3333 InternetMercado Share for each of the Company's shares amounting to an aggregate 15,000,000 InternetMercado Shares.

     Proposed Merger with Smith West, Inc.
     -------------------------------------
     On June 26, 2001, the Company and Smith West, Inc. ("Smith West") both signed a Memorandum of Understanding (the "Memorandum") that the Company, a public corporation, agreed to acquire the capital stock of Smith West, a private corporation. The tentative purchase price would be $40,000,000 with 50% in cash and 50% in shares of the Company's stock, subject to a valuation determination mutually agreed-upon during the parties respective due diligence.

     The Memorandum is effective for 120 days from June 26, 2001. The parties agreed to cooperate in good faith to consummate a definitive merger agreement and close the proposed transaction in the above time frame.

     Name Change
     -----------
     In June 2001, the Company's name was changed from InternetMercado.com, Inc. to New Century Companies, Inc.

                                                     NEW CENTURY COMPANIES, INC.
                                                    (formerly NUMEX CORPORATION)
                                                                AND SUBSIDIARIES
                                                                        CONTENTS
                                                               December 31, 2000

================================================================================

                                                                        Page
FINANCIAL STATEMENTS

  Pro Forma Balance Sheet                                             20 - 21

  Pro Forma Statement of Operations                                        22

  Note to Pro Forma Financial Statements                                   23

                                                     NEW CENTURY COMPANIES, INC.
                                                    (formerly NUMEX CORPORATION)
                                                                AND SUBSIDIARIES
                                                         PRO FORMA BALANCE SHEET
                                                               December 31, 2000

================================================================================

                                     ASSETS

                                       New Century    Internet-
                                         Remanu-    Mercado.com,
                                       facturing,     Inc. and
                                          Inc.      Subsidiaries   Adjustments     Total
                                       -----------  ------------   -----------  -----------
                                                     (unaudited)                (unaudited)
Current assets
 Cash                                   $  230,945  $          -   $         -  $  230,945
 Contracts receivable                      259,000             -             -     259,000
 Inventory                                 689,839             -             -     689,839
 Costs and estimated earnings on
  contracts in progress in excess
  of billings                               92,140             -             -      92,140
 Prepaid expenses and other current
  assets                                    27,932             -             -      27,932
                                        ----------  ------------   -----------  ----------

    Total current assets                 1,299,856             -             -   1,299,856

Property and equipment, net                885,639             -             -     885,639
Loans to stockholders                      358,324             -             -     358,324
Deposits                                     9,177             -             -       9,177
                                        ----------  ------------   -----------  ----------

     Total assets                       $2,552,996  $          -   $         -  $2,552,996
                                        ==========  ============   ===========  ==========

   The accompanying notes is an integral part of these financial statements.

                                                     NEW CENTURY COMPANIES, INC.
                                                    (formerly NUMEX CORPORATION)
                                                                AND SUBSIDIARIES
                                                         PRO FORMA BALANCE SHEET
                                                               December 31, 2000

================================================================================


                     LIABILITIES AND STOCKHOLDERS' EQUITY


                                                 New Century    Internet-
                                                   Remanu-    Mercado.com,
                                                 facturing,     Inc. and
                                                    Inc.      Subsidiaries      Adjustments          Total
                                                 -----------  ------------   ------------------   ------------
                                                               (unaudited)                        (unaudited)
Current liabilities
 Current portion of notes payable                $   185,333  $          -   $                    $    185,333
 Current portion of capitalized lease
  obligations                                         30,580             -                    -         30,580
 Accounts payable                                    877,719             -                    -        877,719
 Accrued expenses                                     84,512             -                    -         84,512
 Billings in excess of costs and
  estimates earnings on contracts
  in progress                                        849,805             -                    -        849,805
                                                 -----------  ------------   ------------------   ------------

   Total current liabilities                       2,027,949             -                    -      2,027,949

Notes payable, net of current portion                238,514             -                    -        238,514
Capitalized lease obligations, net of
  current portion                                     68,028             -                    -         68,028
                                                 -----------  ------------   ------------------   ------------

   Total liabilities                               2,334,491             -                    -      2,334,491
                                                 -----------  ------------   ------------------   ------------

Stockholders' equity
 Preferred stock                                           -       100,900                    -        100,900
 Common stock                                         90,000    11,368,173      /a/ (11,373,823)
                                                                                /b/   1,000,000      1,084,350
Shares issuable under
  compensation agreements                                  -       317,329      /a/    (317,329)             -
 Treasury stock, at cost                                   -        (7,750)                   -         (7,750)
 Stock subscription receivable                             -       (87,500)     /b/  (1,000,000)    (1,087,500)
Retained earnings                                    128,505   (11,691,152)     /a/  11,691,152        128,505
                                                 -----------  ------------   ------------------   ------------

   Total stockholders' equity                        218,505             -                    -        218,505
                                                 -----------  ------------   ------------------   ------------

     Total liabilities and
      stockholders' equity                       $ 2,552,996  $          -   $                -   $  2,552,996
                                                 ===========  ============   ==================   ============

   The accompanying note is an integral part of these finanicial statements.

                                                     NEW CENTURY COMPANIES, INC.
                                                    (formerly NUMEX CORPORATION)
                                                                AND SUBSIDIARIES
                                               PRO FORMA STATEMENT OF OPERATIONS
                                            For the Year Ended December 31, 2000

================================================================================

                                    New Century     Internet-
                                      Remanu-     Mercado.com,
                                     facturing,     Inc. and
                                        Inc.      Subsidiaries   Adjustments     Total
                                    ------------  ------------   -----------  ------------
                                                   (unaudited)                (unaudited)
Net sales                            $7,432,400              -   $         -  $ 7,432,400

Cost of sales                         6,951,107   $          -             -    6,951,107
                                     ----------   ------------   -----------  -----------

Gross profit                            481,293              -             -      481,293

Operating expenses                      819,350              -             -      819,350
                                     ----------   ------------   -----------  -----------

Loss from operations                   (338,057)             -             -     (338,057)
                                     ----------   ------------   -----------  -----------

Other income (expense)
 Interest expense                       (67,839)             -             -      (67,839)
 Interest income                         11,621              -             -       11,621
                                     ----------   ------------   -----------  -----------

  Total other income (expense)          (56,218)             -             -      (56,218)
                                     ----------                  -----------  -----------

Loss before provision for income
 taxes                                 (394,275)             -             -     (394,275)

Provision for income taxes                  800              -             -          800
                                     ----------   ------------   -----------  -----------

Net loss                             $ (395,075)  $          -   $         -  $  (395,075)
                                     ==========   ============   ===========  ===========

Basic and diluted loss per share     $   (21.95)                              $     (0.01)
                                     ==========                               ===========

Weighted-average share
 outstanding                             18,000                                46,959,418
                                     ==========                               ===========

    The accompaning note is an integral part of these financial statements.

                                                     NEW CENTURY COMPANIES, INC.
                                                    (formerly NUMEX CORPORATION)
                                                                AND SUBSIDIARIES
                                          NOTE TO PRO FORMA FINANCIAL STATEMENTS
                                                               December 31, 2001

================================================================================


NOTE 1 - BASIS OF PRESENTATION

     The accompanying unaudited pro forma balance sheet presents the accounts of New Century Remanufacturing ("Remanufacturing") and InternetMercado.com, Inc. ("InternetMercado") as if the acquisition occurred on January 1, 2000, and the pro forma statement of operations presents the accounts of New Century and InternetMercado as if the acquisition took place on January 1, 2000.

     On May 25, 2001, Remanufacturing effected a merger, whereby Remanufacturing was acquired by InternetMercado. The merger is accounted for as a reverse merger, whereby Remanufacturing became the remaining active operating entity. Generally accepted accounting principles require that Remanufacturing, whose stockholders retain the majority interest in a combined business, be treated as the acquirer for accounting purposes. Therefore, the results of operations are retroactively restated to reflect those of Remanufacturing, and the equity section of Remanufacturing is restated to reflect the capital structure of New Century Companies, Inc.

     In June 2001, InternetMercado.com, Inc.'s name was changed to New Century Companies, Inc.

     The following is a summary of the entries recorded as if the transaction had happened at the year end January 1, 2000, and its related effects on the financial statements of New Century Companies, Inc.:

     a. Recording of recapitalization of Remanufacturing and the acquisition of InternetMercado.com in accordance with accounting required for reverse merger transactions.

     b. Issuance of subscription receivable for 4,000,000 shares of common stock in the amount of $1,000,000 in connection with the acquisition.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NEW CENTURY COMPANIES, INC.

Date: August 22, 2001                    By  /s/ David Duquette
      -----------------------                ---------------------------
                                         Name: David Duquette
                                         Title: Chairman, President and Director